EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b)

AND SECTION 1350 OF CHAPTER 63 OF TITLE 18

OF THE UNITED STATES CODE (18 U.S.C. 1350),

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of R. R. Donnelley & Sons Company (the “Company”) on Form 10-K for the period ending December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel N Leib, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 26, 2014	/s/ DANIEL N. LEIB
Daniel N. Leib
Executive Vice President and Chief Financial Officer